Sanara MedTech Overview
(Nasdaq: SMTI)

September 2021

Sanara MedTech
Evidence Based Healing

Disclaimers

This presentation contains forward-looking statements that discuss expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Sanara MedTech Inc. (the "Company," "Sanara," "we," "our" or "us"). All statements other than statements of historical fact contained herein are forward-looking statements. These statements may be identified by terms such as "may," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplates," "believes," "estimates," "predicts," "preliminary," "potential" or "continue" or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include statements regarding the development of new products and expansion of the Company's business in telehealth and wound care. These items involve risks, contingencies and uncertainties such as the impact of the COVID-19 pandemic and government response thereto, the extent of product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, the ability to consummate and integrate acquisitions, and other risks, contingencies and uncertainties detailed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q as well as other documents the Company files with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

CAUTION: This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

Company Overview

Sanara MedTech
Evidence Based Healing

About Sanara MedTech

With a focus on improving patient outcomes through evidence-based healing technologies, Sanara MedTech Inc. provides products and technologies for surgical and chronic wound care.

- **Highly competitive propriety product portfolio**
  - CellerateRX Surgical Activated Collagen
  - BIAKŌS Antimicrobial Skin and Wound Cleanser, Gel, and Irrigation Solution
  - HYCOL Hydrolyzed Collagen Powder and Gel
  - Three advanced biologics products
- **Robust product pipeline rounding out our 6 Wound Care and Surgical Site Therapy Focus Areas**
- **Developing synergistic technology platforms for physician services** designed to reach and treat patients across all care settings
  - **Handheld diagnostic tool and smartpad** to facilitate accurate wound diagnosis and appropriate treatments – **Precision Healing**
  - **Wound and skin electronic medical record ("EMR") system/app** designed to connect wound and skin care providers with their patients – **WounDerm**
  - Plan to utilize these proprietary technologies to provide prompt, cost-effective and scalable **physician led virtual wound care (Mgroup Strategies) and dermatologic care (DirectDerm)** driving product sales to the benefit of patients, their caregivers and payers



Highly Competitive Products
Robust Pipeline
Cutting Edge Technology
Physician Teleservice
Proven Leadership Team
Product Sales
Diagnosis Accuracy
Consistent Treatment with Physician Involve
Patient Outcomes
Overall Cost to System

Comprehensive Wound & Skin Solution for All Care Settings

Sanara MedTech

Sanara plans to deliver a comprehensive wound care ecosystem targeting the entire continuum of care, with services expected to drive further product sales and shareholder value

All Care Settings

Acute				
Physician Office	Inpatient Hospital	OR	ASC	LTACH

Post - Acute				
Physician Office	Clinics and WCC	SNF	LTC	Home Health

Continuum of Care from Acute to the Home

Current and Expected Products and Technology-Enabled Services in 2021

Products and R&D	Diagnostics	Virtual Care / Telemedicine	Proprietary Data Analytics / Formulary Development
Sanara MedTech Evidence Based Healing Rochal Technologies COOK BIOTECH	Precision Healing	DirectDerm Expert Diagnosis. Personal Care. Mgroup Strategies WounDerm	**Integrated by All Parties**

SMTI Products and Services

Products

Surgical

CellerateRX®

Surgical Powder | Gel

Indications:
- Surgical wounds
- Traumatic wounds
- Partial- and full-thickness wounds
- First- and second-degree burns

FORTIFY TRG™ Tissue Repair Graft

Freeze-dried multi-layer small intestinal submucosa (SIS) extracellular matrix (ECM) sheet

Indications:
- Implantation to reinforce soft tissue

FORTIFY FLOWABLE™ Extracellular Matrix

Advanced wound care device that provides the SIS ECM technology in a way that can fill irregular wound shapes and depths

Indications:
- Partial and full-thickness wounds, pressure ulcers, venous ulcers, diabetic ulcers, chronic vascular ulcers, tunneled/undermined wounds, surgical wounds (donor sites/grafts, post-Mohs surgery, post-laser surgery, podiatric, wound dehiscence), trauma wounds (abrasions, lacerations, second-degree burns, and skin tears) and draining wounds

Wound Care

BIAKŌS™ Antimicrobial Products

Skin and Wound Cleanser | Skin and Wound Gel | Skin and Wound Irrigation Solution

Indications:
- Cleanser/Irrigant: Mechanical cleansing and removal of debris/dirt/foreign materials, including microorganisms from wounds (stage I-IV pressure ulcers, diabetic foot ulcers, postsurgical wounds, grafted/donor sites)
- Gel: Management of ulcers (including diabetic foot and leg ulcers and pressure ulcers), partial and full-thickness wound, large surface area wounds, and surgical incisions

HYCOL® HYDROLYZED COLLAGEN

Powder | Gel

Indications:
- Partial- and full-thickness wounds
- Pressure injuries I-IV
- Ulcers (Venous stasis, Arterial, Diabetic)
- Traumatic wounds
- First- and second-degree burns degree burns

VIM™ Amnion Matrix

Single layer sheet of amnion tissue that is minimally processed to decellularize the material while maintaining the structure and components of the extracellular matrix environment

Indications:
- Intended for homologous use as a wound covering or barrier in surgical, orthopedic, ophthalmic, and wound applications

Services

Diagnostics and Virtual Consults

Precision Healing

Precision Healing

- Diagnostic imaging and smart pad for assessing a patient's skin and wound conditions
- This comprehensive skin and wound assessment technology is designed to quantify biochemical markers to determine the trajectory of a wound's condition to enable a better treatment therapy

Dermatology Virtual Consult

DirectDerm

- Ability to provide prompt, cost-effective and scalable virtual dermatology care
- 48-hour accurate diagnosis (vs. up to six months to get an in-person appointment in some cases)
- Ability to triage consumer, recommend and prescribe products and expedite on-site dermatology care if needed

WounDerm/Pixalere

WounDerm

- Technology platform application that allows clinicians to track the healing progress of a wound through image and video capture
- Includes a complete specialty specific skin and wound care collaboration platform that allows for interoperability with client facing EMR
- Virtual wound measurement capabilities

MGroup

Mgroup Strategies

- Physician-owned and physician-led multispecialty wound care group focused on utilizing telehealth and associated technologies to build high-quality, cost-effective care delivery systems
- Ability to offer virtual wound care services to patients across the majority of U.S. states

Note: FORTIFY TRG™ Tissue Repair Graft, FORTIFY FLOWABLE™ Extracellular Matrix, and the diagnostic and virtual consult services are expected to launch in the second half of 2021.

Rochal Technologies (R&D Division)

Sanara MedTech

Overview

- Leader in commercializing technology innovations in wounds, skin care, and burns
- Ability to manage product development from concept to commercialization
- 12 employees including 9 scientists/engineers
- Based in San Antonio, TX
- Research team and certain assets acquired by Sanara in July 2021

Research Team Product Experience

Antimicrobials

- BIAKŌS Antimicrobial Skin and Wound Cleanser
- BIAKŌS Antimicrobial Wound Gel
- BIASURGE Antimicrobial Surgical Cleanser
- CuraShield Antimicrobial Barrier Film

Polymers

- CuraShield No Sting Skin Protectant
- Adaptive Oxygen Transport

Biological Systems

- Autolytic Debrider
- Diabetic Skin Care

Core Capabilities

- Product Scale-up
- FDA Compliant quality management system
- Manufacturing (Contract Manufacturing Organization)
- Supplier Development
- Biocompatibility testing
- Performance testing
- Stability Testing
- Regulatory Support
- Clinical Testing
- Supply Chain management
- Pipeline Management

Rochal Technologies
A Sanara MedTech Inc. Company

Sanara's Six Wound Care and Surgical Site Therapy Focus Areas

Sanara MedTech

Sanara's strategy is to create a value proposition through the use of efficacious products and services in the appropriate care settings for wound & skin care

Debridement

- Debrider technology licensed and currently under development with Rochal Industries that has skin care applications

Biofilm Removal

- The Rochal Biofilm Solution Set, BIAKŌS, consists of a cleanser and gel which initially disrupt biofilm and kill >99% of bacteria on contact. After 24 hours, a complete kill has been accomplished preventing biofilm regrowth
- The cleanser and gel are both cleared by the FDA under separate 510(k)s

BIAKŌS ANTIMICROBIAL SKIN & WOUND CLEANSER

Hydrolyzed Collagen

- HYCOL and CellerateRX gel & powder are Activated Collagen Peptide products cleared by the FDA as medical devices for use on all acute and chronic wounds (excluding third degree burns)
- Penetrates faster into the wound and surgical incision site than native collagen

HYCOL HYDROLYZED COLLAGEN

CellerateRX Surgical

Advanced Biologics

- Products expected to be marketed and sold under an agreement with Cook Biotech:
  - FORTIFY TRG™ Tissue Repair Graft
  - FORTIFY FLOWABLE™ Extracellular Matrix
  - VIM™ Amnion Matrix

Negative Pressure Wound Therapy Adjunct Products

- BIAKŌS Irrigation Solution for negative pressure wound therapy (NPWT)
- Currently undergoing field-testing
- BIAKŌS irrigation solution is used in instillation and irrigation pumps to remove and prevent biofilm reformation while allowing the wound to receive the full benefit of NPWT
- Targeted to Post-Acute Care settings: LTACHs, SNFs and home health

Oxygen Delivery System Segment of the Healthcare Industry

- Hyperbaric Oxygen Therapy (HBOT) is overused and increasing costs in the system
- A novel wound dressing (under development) will be designed to deliver oxygen directly to the wound bed to allow new tissue formation and advance the healing process
- Recently was under a National Institute of Health grant

Surgical and Chronic Wound Disruptive Strategies

Sanara MedTech
Evidence Based Healing

Surgical Wound Disruptive Strategies

Sanara MedTech

The industry needs to minimize post-acute care costs, while improving patient clinical outcomes

Surgical Wound Market

- Surgical Wounds are the largest Medicare spend area in wound care totaling $11.7B (including cost of infections)[1]
- 15.3M surgeries in the U.S. each year (excluding ocular surgery), 7.8M in ASC's and 7.5M in hospitals[2]
- 2-4% is the average published rate of surgical site infection/complication across all surgery types[3]

Our Focus

- Reduce the economic and clinical burden of post-operative wound complications
- ~1M Arthroplasties performed annually in the U.S. (hip and knee replacements)
  - 370k hips and 680k knees annually[4]
- Surgical Wound dehiscence across all surgical specialties is a major cause of patient mortality
  - leading to a 61% higher rate of readmission[5]
  - $40,000+ in additional hospital charges[5]

Future Market Growth

- By year 2030, total hips and knee procedures are projected to grow by 171% and 189%, respectively[4]
- Revision hip and knees (when initial implantation must be re-done) is expected to increase by 140% and 190%, respectively[4]
- In the U.S., over 73% of adults are overweight and over 40% are considered obese, a major risk factor for unimpaired healing[6]

(1) "Chronic Wounds: Economic Impact and costs to Medicare" by Alliance of Wound Care Stakeholders.
(2) "Surgeries in Hospital-Based Ambulatory Surgery and Hospital Inpatient Settings, 2014" by Claudia A. Steiner, M.D., M.P.H., Zeynal Karaca, Ph.D., Brian J. Moore, Ph.D., Melina C. Imshaug, M.P.H., and Gary Pickens, Ph.D.
(3) Patient Safety Network.
(4) "Projected Volume of Primary and Revision Total Joint Replacement in the U.S. 2030 to 2060" by American Academy of Orthopaedic Surgeons.
(5) "Consensus Document" by World Union of Wound Healing Societies.
(6) https://www.cdc.gov/nchs/fastats/obesity-overweight.htm

Wound Care Disruptive Strategies

We believe the industry is poised for a disruptive solution to lower costs and improve outcomes

Current Wound Care Problem		Future Disruptive Solution
o Fee-For-Service reimbursement system is antiquated: — Emphasis on obtaining payment codes to maximize revenue — Not aligned with value proposition — Efficacy and outcomes not aligned with reimbursement o Care settings are all episodic: — Hospital (3-5 days) — LTAC (28 days) — SNF (21/100 days) — Home Health (60 days) o No continuum of care ownership of the wound patient o Inconsistent treatment plans throughout the continuum o Limited product / service innovation in the industry over last 20 years	→	o Transition to value-based purchasing o Innovative new products and services o Evidence-based healing protocols o New diagnostic tools to identify wound characteristics leading to better treatment algorithms o Consistent plan of care throughout continuum o Physician / clinician ownership of the patient throughout continuum o Integration of telemedicine and virtual consult technology

SMTI Surgical Division

Sanara MedTech
Evidence Based Healing

Surgical Division – Overview

- The surgical division markets and distributes CellerateRX Surgical primarily to hospitals and ambulatory surgical centers ("ASCs") for use by surgeons in their facilities.
- CellerateRX Surgical is sold through a growing network of independent surgical specialty sales agencies and Company representatives who sell and support the products in surgical settings.
- Over 900 hospital locations currently have approval to use CellerateRX Surgical, with more locations being consistently added. The current efforts of our sales teams involve deeper penetration into these approved locations.
- The surgical division plans to begin marketing new advanced biologic products in 2021.


Cellerate RX Surgical


Cellerate RX



Surgical Division – Products

CellerateRX Surgical

- CellerateRX Surgical Activated Collagen Powder is composed of medical hydrolysate of Type I bovine collagen that is approximately 1/100th the size of native collagen
- CellerateRX Surgical is hydrolyzed collagen that aids in the management of surgical wounds


Cellerate RX Surgical
CellerateRX Surgical Powder


Cellerate RX
CellerateRX Gel

Indications:

- Surgical Wounds
- Traumatic Wounds
- Partial- and Full-Thickness Wounds
- First- and Second-Degree Burns

Contraindications

- Known sensitivity to bovine collagen

Adverse Events

- None reported

Benefits:

- Sterilized and packaged for use in a sterile, surgical environment
- Provides the benefits of hydrolyzed collagen to the wound bed
- Hydrolyzed collagen fragments do not have to be broken down by the patient's body to be effective
- Versatile, can be used in many types of surgical wounds

Appropriate for Many Surgical Specialties Including:

- Orthopedics
- Plastics/Reconstructive
- Trauma
- General
- Vascular
- Obstetrical/Gynecologic
- Neurology
- Cardiology
- Orthopedic Spine
- Podiatric
- Urology
- Colorectal
- Hand
- Mohs Surgery
- Head and Neck
- Oncology

Cook - Sanara Partnership Products

- Executed in December 2020
- Exclusive marketing agreement for Sanara to purchase, market, and distribute three advanced biologics products:
  - FORTIFY TRG™ Tissue Repair Graft
  - FORTIFY FLOWABLE™ Extracellular Matrix
  - VIM™ Amnion Matrix

	FORTIFY TRG™ Tissue Repair Graft	FORTIFY FLOWABLE™ Extracellular Matrix	VIM™ Amnion Matrix
Benefits	✓ Ideal for reinforcement of soft tissue ✓ Available in multiple sizes ✓ Can be cut to size to accommodate patient anatomy	✓ Maintains and supports a healing environment for wound management ✓ Provides a natural, complex ECM scaffold for cellular invasion and capillary growth	✓ Minimally processed to decellularize the material while maintaining the structure and components of the extracellular matrix environment ✓ Shown to retain ECM components that are important for normal cell processes and wound healing
Regulatory	▪ 510(k) cleared ▪ Terminally sterilized	▪ 510(k) cleared ▪ Terminally sterilized	▪ Terminally sterilized ▪ Collected from consenting donors, tested for infectious diseases, and determined eligible for transplantation by a licensed Medical Director
Indications	▪ Implantation to reinforce soft tissue	▪ Partial and full-thickness wounds, pressure ulcers, venous ulcers, diabetic ulcers, chronic vascular ulcers, tunneled/undermined wounds, surgical wounds (donor sites/grafts, post-Mohs surgery, post-laser surgery, podiatric, wound dehiscence), trauma wounds (abrasions, lacerations, second-degree burns, and skin tears) and draining wounds.	▪ Intended for homologous use as a wound covering or barrier in surgical, orthopedic, ophthalmic, and wound applications

Surgical Products

Surgical Overview

- 26 Regional Sales Managers (“RSMs”) and Territory Sales Managers (“TSMs”)
- CellerateRX Surgical sold in over 300 hospitals/ASCs as of June 30, 2021
- CellerateRX Surgical sold in hospitals/ASCs across 21 states[1] as of June 30, 2021
- CellerateRX Surgical approved for use in over 900 hospitals/ASCs
- Total estimated available market in the United States:
  - 6,090 hospitals[2]
  - 5,700 ASCs[3]


POWDER
Cellerate
RX Surgical



(1) Number based on a minimum a $50,000 annual run rate for the quarter.
(2) American Hospital Association. Fast Facts on U.S. Hospitals, 2021.
(3) Becker’s ASC Review dated June 19, 2020 referencing CMS data from May 2020 as reported by ASCA.

SMTI Wound and Virtual Consult Strategy

Sanara
MedTech
Evidence Based Healing

Wound and Virtual Consult Strategy Overview

Sanara MedTech

Strategic Highlights

- Sanara seeks to offer a complete suite of tools to aid clinicians in any care setting as they treat wounds leading to better patient outcomes and lower cost to the healthcare system.
- The Company's comprehensive offering positions it well to target both fee-for-service and value-based/at-risk models.
- The Company recently launched a pilot for its comprehensive strategy in the home health vertical.

Sanara's Comprehensive Wound and Skin Strategy helps aid wound treatment through a systematic approach that is repeated until a wound is healed.


EMR System and App
• Documentation
• Decision Support
Proprietary Wound Diagnostics
Wound Healing
Wound and Skin Virtual Consult Services
Innovative Efficacious Products

EMR System and Mobile App

EMR/App Capabilities

- Wound tracking analytics
- Recommended treatment plans/decision support
- Automated referrals
- Wound care plan algorithms
- Efficient revenue cycle workflows
- Automated and editable progress note development
- Wound assessment forms that interface with corresponding wound assessment data in providers' electronic health records systems and practice management systems





Precision Healing – Investment and Exclusive Use of Technology

Sanara MedTech

Company Overview

- Novel and disruptive approach to multi-billion-dollar unmet need in the care of skin and chronic wounds
- Fits need for diagnostic and decision support across the continuum of care including home health and the retail markets
- Allows for development of advanced virtual care pathways with scalable patient access and treatment algorithms
- Data analytics paves the way for population health-based wound and skin care approach including bundled and value-based partnerships
- Provisional patents have been filed by Precision Healing for the imager, AI software, and assay pad

Retail Opportunity





Diagnostic Capabilities

Molecular Assay-Smart Pad

Quantifies 5-9 key biochemical markers that dictate the trajectory of the wound and deficiencies to guide treatment including:

— Cytokines
— Protease
— Growth factors
— pH
— TLR
— Glycoprotein
— Signaling proteins
— Other immune system related proteins
— Collagen

Imager

Amount and location of:

— Granulation – the collagen and blood vessel start of dermis healing
— Epithelial tissue – accurately determine the closure of the wound area
— Necrotic tissue
— Presence and location of infection
— Local blood oxygen level
— Perfusion of the wound
— Temperature map of the wound
— Precision wound area and volume

Precision Healing Offers the Only Imager to Address Bacteria and Host Response

Sanara MedTech

	Precision Healing	Moleculight	Wound Vision	HyperMed	SpectralMD	Kent	Tissue Analytics
Microbes:							
S. Aureus/ Porphyrin	✓	✓					
P. Aeruginosa/ Pyoverdine	✓	✓					
Host Response:							
Calor/Heat	✓		✓				
Granulation	✓						
NADH*/ Cellular Activity	✓						
Collagen	✓						
Water/ Swelling	✓						
Tissue Oximetry (%0_2 image)	✓			✓	✓	✓	
Wound Area/ Volume	✓		✓				✓

*NADH: nicotinamide adenine dinucleotide (NAD) + hydrogen (H)

Wound and Dermatology Virtual Consult Services

Sanara MedTech

Service Capabilities

Affiliated providers offer:

- Ability to provide prompt, cost-effective and scalable virtual care via telemedicine
- 48-hour diagnosis (vs. up to six months to get an in-person appointment in some cases for dermatology)
- Ability to triage consumer, recommend and prescribe products and expedite on-site dermatology care if needed

Key Diagnoses:

- All Chronic Wounds
- Dry Skin
- Bacterial Infections
- Sunspots
- Dandruff
- Contact Allergies
- Cuts and Scrapes
- Eczema
- Yeast
- Rosacea
- Acne

Benefits:

- Allows patients and clinicians to access specialized wound and skin providers for diagnosis, monitoring and treatment in all care settings
- Addresses the disconnect between managed care and home treatment
- Fast turn-around
- Competitive pricing

Care Provided


Images and medical history are sent from mobile or web app by Provider (Patient, PCP, home care, nursing facility, etc.)
Board-Certified Dermatologists or Specialized Wound Care Physician reviews case, diagnoses and orders treatment plan.
Provider receives report and prescriptions/orders sent to pharmacy or distribution company for fulfillment for wound, skin, or both.

Product Pipeline

Sanara MedTech
Evidence Based Healing

Product Pipeline

Sanara MedTech

	CuraShield Anti-Microbial Barrier Film	Debridement Technology	Next Generation CellerateRX	Next Generation HYCOL	BIASURGE
Description	• Intended for application on minor wounds and damaged skin as a liquid, film-forming barrier, which creates a waterproof, breathable film dressing, protecting the wound or damaged skin • Product is biocompatible, non-stinging, and fast drying	• Leverages the body's own enzymes and moisture to rehydrate, soften and liquefy devitalized tissue • The majority of wound dressings, such as hydrogels, hydrocolloids, and hydrofibres, debride by the process of autolysis	• Second generation CellerateRX • CellerateRX Surgical is a medical hydrolysate of Type I bovine collagen indicated for the management of surgical, traumatic, and partial- and full-thickness wounds as well as first- and second-degree burns	• Second generation HYCOL • Medical hydrolysate of Type I bovine collagen intended for the management of full and partial thickness wounds including pressure ulcers, venous and arterial leg ulcers and diabetic foot ulcers.	• Sterile BIAKŌS product for use in surgical settings • Product will be the first "leave in" biofilm and antimicrobial irrigant for surgery
Status	• Exploring manufacturing solutions and potential partnerships	• Finalizing formulation • Expecting to file 510(k) in 2022	• Strategy development for next generations products	• Strategy development for next generations products	• Production for testing to start in Q3 2021 • Expecting to file 510(k) in 2022
Licensing	• Licensed from Rochal Industries, LLC	• Licensed from Rochal Industries, LLC	• Licensed from Applied Nutritionals, LLC	• Licensed from Applied Nutritionals, LLC	• Licensed from Rochal Industries, LLC

Financial Performance

Sanara
MedTech
Evidence Based Healing

Q2 2021 Financial Highlights

Overview

- **Revenue**
  - Generated $6.3 million in revenue for the three months ended June 30, 2021 versus $3 million for the three months ended June 30, 2020 (112% increase)
  - Generated $11.3 million in revenue for the six months ended June 30, 2021 versus to $6.5 million for the six months ended June 30, 2020 (74% increase)
  - Higher revenues in 2021 were primarily due to increased sales of surgical wound care products as a result of our sales force expansion last year and our continuing strategy to expand our independent distribution network in both new and existing U.S. markets.

- **Net Loss**
  - The Company had a net loss of $1.2 million for the three months ended June 30, 2021, compared to net loss of $1.1 million for the three months ended June 30, 2020.
  - The Company had a net loss of $2.4 million for the six months ended June 30, 2021, compared to net loss of $3 million for the six months ended June 30, 2020.
  - The improvement in our net loss for the six months ended June 30, 2021 was primarily due to higher sales revenues in 2021 compared to the same period in 2020.

- **Cash as of June 30, 2021:** $24.4 million